UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2005

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2005, Encore Credit Corp., a direct wholly owned subsidiary of the registrant, Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant and Countrywide Warehouse Lending entered into Amendment No. 1 to Commitment Letter ("Amendment No. 1"). The purpose of Amendment No. 1 was to increase the ratio of total liabilities to warehouse debt from 20:1 to 25:1 for the quarter ending September 30, 2005. Amendment No. 1 is filed as Exhibit 10.1 to this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2005, the registrant issued a press release announcing information regarding its reduction to the previously reported six month 2005 net loss. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K is not incorporated by reference into any filings of the registrant made under the Securities Act of 1933, as amended, whether made before or after the date of this Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On October 26, 2005, the registrant’s Audit Committee, upon the recommendation of management, concluded that the previously issued financial statements contained in the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 should not be relied upon because of errors in those financial statements related primarily to revisions in the value of derivatives used to hedge the registrant’s LIBOR-based funding costs partially offset by revisions to accrued bonuses and interest income.

The registrant’s management discovered the errors during its review for the quarter and nine months ended September 30, 2005. The registrant previously reported a net loss for the six months ended June 30, 2005 of $41,378,000 or $0.52 per diluted share. Due primarily to revisions in the value of derivatives used to hedge its LIBOR-based funding costs and the other noted matters, the registrant will be restating earnings for the six months ended June 30, 2005 to reduce the previously reported net loss by between $6 million and $8 million ($0.08 and $0.10 per diluted share).

The Audit Committee has discussed with the registrant’s independent registered public accounting firm the matters disclosed in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amendment No. 1 to Commitment Letter, dated as of October 26, 2005, by and among Encore Credit Corp., ECC Capital Corporation, Bravo Credit Corporation and Countrywide Warehouse Lending.

99.1 Press Release dated October 28, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

November 1, 2005	By:	Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Commitment Letter, dated as of October 26, 2005, by and among Encore Credit Corp., ECC Capital Corporation, Bravo Credit Corporation and Countrywide Warehouse Lending.
99.1	Press Release dated October 28, 2005.